Exhibit 99.1

Aurora Technology Acquisition Corp. Announces Separate Trading of its Class A Ordinary Shares, Redeemable Warrants, and Rights Commencing March 21, 2022

SAN FRANCISCO, March 17, 2022 – Aurora Technology Acquisition Corp. (the “Company”) announced that, commencing March 21, 2022, holders of the Company’s units sold in the Company’s initial public offering of 20,200,000 units (the “Units”) may elect to separately trade the Class A ordinary shares (the “Class A Ordinary Shares”), redeemable warrants included in the Units (the “Public Warrants”) and rights included in the Units (the “Rights”). Any Units not separated will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ATAKU.” Any underlying Class A Ordinary Shares, Public Warrants and Rights that are separated will trade on the Nasdaq under the symbols “ATAK,” “ATAKW” and “ATAKR,” respectively. No fractional shares will be issued upon exercise of the Public Warrants or to holders of the Rights, and only whole shares will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate such holders’ Units into Class A Ordinary Shares, Public Warrants and Rights.

Maxim Group LLC acted as sole book running manager in the initial public offering.

A registration statement relating to these securities (Registration No. 333-261753) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2022. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering is being made only by means of a prospectus. Copies of the prospectus relating to this offering may be obtained from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, or by accessing the SEC’s website, www.sec.gov.

About Aurora Technology Acquisition Corp.

Aurora Technology Acquisition Corp. is a Cayman Island based blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in any industry or geographic location, but intends to focus its search on high-growth technology companies based in North America and Asia (excluding China). The Company aims to prioritize target companies founded by Asian or Asian-American entrepreneurs who are building a global enterprise supported by forward thinking visions and innovative frontier technologies that include but are not limited to artificial intelligence, blockchain, quantum computing, and electric vehicles.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact Information

Zachary Wang, CEO

Cathryn Chen, COO

Yida Gao, CFO

Email: info@auroraspac.com